Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO

AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT

(VFCC Transaction with ACS Funding Trust I)

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT, dated as of October 8, 2003 (this “Amendment”), is entered into by and among ACS FUNDING TRUST I, as the borrower (in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., as the servicer (in such capacity, the “Servicer”), VARIABLE FUNDING CAPITAL CORPORATION, as the conduit lender (in such capacity, the “Conduit Lender”), WACHOVIA CAPITAL MARKETS, LLC (f/k/a Wachovia Securities, Inc.), as the deal agent (in such capacity, the “Deal Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION (“WBNA”), as the swingline lender (in such capacity, the “Swingline Lender”), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as the collateral custodian (in such capacity, the “Collateral Custodian”) and as the backup servicer (in such capacity, the “Backup Servicer”), and is acknowledged and agreed to by WACHOVIA BANK, NATIONAL ASSOCIATION, as the hedge counterparty (in such capacity, the “Hedge Counterparty”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Amended and Restated Loan Funding and Servicing Agreement, dated as of June 13, 2003 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Amendments.

(a) The following definitions in Section 1.1 of the Agreement are hereby amended and restated in their entirety as follows:

“Availability: On any day, the amount by which (a) the lesser of (i) the product of (A) the Borrowing Base and (B) 75% and (ii) the Facility Amount exceeds (b) an amount necessary to cure any Overcollateralization Shortfall and any Required Equity Shortfall; provided, however, that, (x) prior to January 4, 2004, subject to the other terms and conditions contained herein, with respect to Swingline Advances and Advances against the 2000-1 Class C Securities owned by the Borrower, the Availability (subject to Fair Market Value adjustments) shall be an amount up to $28,850,000, with respect to Swingline Advances and Advances against the 2002-1 Class C Securities owned by the Borrower, the

Amendment No 1 to

Amended and Restated LFSA

(VFCC/ACS Funding Trust I)

Availability shall be an amount up to $36,850,000, and with respect to Swingline Advances and Advances against the 2002-2 Class C Securities owned by the Borrower, the Availability shall be an amount up to $36,840,000, (y) on and after January 4, 2004, the Availability with respect to Swingline Advances and Advances against the Class C Securities shall be $0 and (z) for all purposes of this Agreement, during the Amortization Period, the Availability shall be $0.”

“Facility Amount: (a) Prior to the Facility Increase Expiration Date, $305,000,000; and (b) on and after the Facility Increase Expiration Date, $225,000,000; provided, however, on and after the Termination Date, the Facility Amount shall be zero.”

“Fair Market Value: With respect to (i) each Eligible Loan (other than the Class C Securities), if such Eligible Loan has been reduced in value on such date of determination below the original principal amount (other than as a result of the allocation of a portion of the original principal amount to warrants) the fair market value of such Eligible Loan as required by, and in accordance with, the 1940 Act and any orders of the Securities and Exchange Commission issued to the Originator, to be determined by the Board of Directors of the Originator and reviewed by its auditors, and (ii) the Class C Securities (if any), the fair market value of such Class C Securities as determined by the Deal Agent, from time to time (including, without limitation, on the date of any Funding Request and any Monthly Report), in its sole and absolute discretion, provided, that, from and after the occurrence of an “event of default” under the indenture pursuant which any Class C Security arises the fair market value of such Class C Security shall equal zero (0).”

“Loan: (i) Any senior or subordinate loan arising from the extension of credit to an Obligor in the ordinary course of the Originator’s business including, without limitation, all Add-On Loans, Revolving Loans, PIK Loans, the Euro-Caribe Loan and Agented Notes and (ii) the Class C Securities (if any), in each case including monies due and owing and all Interest Collections, Principal Collections and other amounts received from time to time with respect to such loan or note receivable and all Proceeds.”

“Loan Documents: With respect to (i) any Loan (other than the Class C Securities), the related promissory note and any related loan agreement, security agreement, mortgage, assignment of Loans, all guarantees, note purchase agreement, intercreditor and/or subordination agreement, and UCC financing statements and continuation statements (including amendments or modifications thereof) executed by the Obligor thereof or by another Person on the Obligor’s behalf in respect of such Loan and related promissory note, including, without limitation, general or limited guaranties and, for each Loan secured by real property an Assignment of Mortgage, and for all Loans with a Note, an assignment (which may be by allonge), in blank, signed by an officer of the Originator, and (ii) with respect to the Class C Securities (if any), duly executed

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(VFCC/ACS Funding Trust I)

originals of each of the Class C Securities registered in the name of “Wachovia Capital Markets, LLC, as agent for VFCC”.

“Transferred Loans: Each Class C Security, each Loan that is acquired by the Borrower under the Purchase Agreement and all Loans received by the Borrower in respect of the Required Equity Contribution; provided, that, the term Transferred Loan shall not include any Retained Interests, provided, further, that, for avoidance of doubt, the term Transferred Loan shall include each Transferred Loan acquired or received by the Borrower under the Original Purchase Agreement and owned by the Borrower on the Closing Date.”

(b) Section 1.1 of the Agreement is amended by adding the following new definitions:

“2000-1 Class C Securities: Collectively, (i) the ACAS Business Loan Trust 2000-1, Class C Loan Backed Note, dated December 20, 2000 and (ii) the ACAS Business Loan Trust 2000-1, Trust Certificate, dated December 20, 2000.”

“2002-1 Class C Securities: Collectively, (i) the ACAS Business Loan Trust 2002-1, Class C Loan Backed Note, dated March 15, 2002 and (ii) the ACAS Business Loan Trust 2002-1, Trust Certificate, dated March 15, 2002.”

“2002-2 Class C Securities: Collectively, (i) the ACAS Business Loan Trust 2002-2, Class C Loan Backed Note, dated August 8, 2002 and (ii) the ACAS Business Loan Trust 2002-2, Trust Certificate, dated August 8, 2002.”

“ACAS Business Loan Trust 2003-2 Transaction: That certain private placement transaction of commercial loan-backed notes pursuant to Rule 144A and Regulation S to be issued by ACAS Business Loan Trust 2003–2.”

“Class C Securities: Collectively, (i) the 2000-1 Class C Securities, (ii) the 2002-1 Class C Securities and (iii) the 2002-2 Class C Securities.”

“Facility Increase Expiration Date: The earlier of (i) January 4, 2004 or (ii) the closing of the ACAS Business Loan Trust 2003-2 Transaction.”

(c) The initial clause of the definition of “Eligible Loan” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Eligible Loan: (i) Any Class C Security, and (ii) on any date of determination, any other Loan that satisfies each of the following requirements:”

(d) Clause (i) of subsection 2.1(a) of the Agreement is hereby amended and restated in its entirety as follows:

(i) VFCC Note shall be in the name of “Wachovia Capital Markets, LLC, as the Deal Agent” and shall be in a face amount prior to the Facility Increase

Amendment No 1 to

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(VFCC/ACS Funding Trust I)

Expiration Date equal to $305,000,000 and on and after the Facility Increase Expiration Date equal to $225,000,000, and”.

(e) The Commitment of VFCC as the Conduit Lender set forth on the signature pages of the Agreement is hereby amended and restated to be “(a) prior to the Facility Increase Expiration Date, $305,000,000; and (b) on and after the Facility Increase Expiration Date, $225,000,000; provided, however, that the sum of the Advances outstanding under the VFCC Note and Swingline Advances outstanding under the Swingline Note shall not, in the aggregate, exceed the Facility Amount.”

(f) Exhibit E to the Agreement (Form of Monthly Report) is hereby amended and restated in its entirety in the form of Annex B attached hereto.

SECTION 2. Increase in Facility Amount and Amount of VFCC Note.

Upon this Amendment becoming effective, the Facility Amount shall be increased to $305,000,000 until the Facility Increase Expiration Date in accordance with the definition of Facility Amount in Section 1.1 of the Agreement; provided, that, the Deal Agent shall have first received an executed version of the amended, restated and substituted VFCC Note attached to this Amendment as Annex A (the “New Note”). Such New Note shall replace and supersede any VFCC Note previously executed by the Borrower pursuant to the Agreement (the “Replaced Note”). Such New Note evidences the same indebtedness, and is secured by the same Collateral as the Replaced Note. The Deal Agent shall return the Replaced Note to the Borrower.

SECTION 3. Waiver.

Pursuant to and in accordance with the provisions of Section 12.1 of the Agreement, each of the undersigned hereby agrees to waive non-compliance with the provisions of subsections 5.1(i) and (p) of the Agreement with respect to the acquisition of the Class C Securities by the Borrower. This is a one–time waiver and shall not be construed to be (i) a waiver as to non–compliance with any other covenants in Section 5.1 or any other covenant non-compliance that exists, (ii) a waiver as to any future or other non–compliance with the covenants in subsection 5.1(i) or (p), other than as specifically set forth in the preceding sentence, (iii) a waiver of any other or future Unmatured Termination Event or Termination Event that may exist, other than as specifically set forth in the preceding sentence, or (iv) an amendment or modification of Section 5.1 of the Agreement. This limited waiver is expressly subject to the terms of this Amendment.

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(VFCC/ACS Funding Trust I)

SECTION 4. Agreement in Full Force and Effect as Amended and Waived.

Except as specifically amended and waived hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment and waiver thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 5. Representations.

Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 6. Conditions to Effectiveness.

The effectiveness of this Amendment is conditioned upon (i) the payment by the Servicer of the structuring fee due to the Deal Agent in the amount of $250,000 (ii) payment of the outstanding fees and disbursements of Mayer, Brown, Rowe & Maw, as counsel to the Deal Agent in the amount of $46,516.15, (iii) delivery of executed signature pages by all parties hereto to the Deal Agent, (iv) the receipt by the Deal Agent of such legal opinions as are reasonably requested and in a form and substance satisfactory to it; provided, that, the Borrower

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(VFCC/ACS Funding Trust I)

shall have until the close of business on October 14, 2003 to deliver an opinion with respect to the ACAS Business Loan Trust 2000-1 transaction however the failure to deliver such an opinion by such date and time shall constitute a Termination Event, (v) receipt by Wells Fargo of the ACAS Business Loan Trust 2000-1, Class C Loan Backed Note, dated December 20, 2000, the ACAS Business Loan Trust 2002-1, Class C Loan Backed Note, dated March 15, 2002, and the ACAS Business Loan Trust 2002-2, Class C Loan Backed Note, dated August 8, 2002, and (vi) receipt by Wachovia Trust Company, National Association of the ACAS Business Loan Trust 2000-1, Trust Certificate, dated December 20, 2000, the ACAS Business Loan Trust 2002-1, Trust Certificate, dated March 15, 2002 and the ACAS Business Loan Trust 2002-2, Trust Certificate dated August 8, 2003.

SECTION 7. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

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Amendment No 1 to

Amended and Restated LFSA

(VFCC/ACS Funding Trust I)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	ACS FUNDING TRUST I

By:
Name:
Title:

ACS Funding Trust I c/o American Capital Strategies, Ltd. 2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814 Attention: Compliance Officer Facsimile: (301) 654-6714 Telephone: (301) 951-6122

THE SERVICER:	AMERICAN CAPITAL STRATEGIES, LTD.

By:
Name:
Title:

American Capital Strategies, Ltd. 2 Bethesda Metro Center, 10 Floor Bethesda, Maryland 20814 Attention: Compliance Officer Facsimile: (301) 654-6714 Telephone: (301) 951-6122

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CONDUIT LENDER:	VARIABLE FUNDING CAPITAL CORPORATION

Commitment: (a) prior to the Facility Increase Expiration Date, $305,000,000 and (b) on and after the Facility Increase Expiration Date, $225,000,000; provided, however, that the sum of the Advances outstanding under the VFCC Note and the Swingline Advances outstanding under the Swingline Note shall not, in the aggregate, exceed the Facility Amount.	By:	Wachovia Capital Markets, LLC (f/k/a Wachovia Securities, Inc.), as attorney-in-fact
By:
Name:
Title:

Variable Funding Capital Corporation

c/o Wachovia Capital Markets, LLC

One Wachovia Center, Mail Code: NC0610

301 South College Street

Charlotte, North Carolina 28288

Attention: Conduit Administration

Facsimile: (704) 383-6036

Telephone: (704) 383-9343

with a copy to:
Lord Securities Corp. 2 Wall Street, 19th Floor New York, New York 10005 Attention: Vice President Facsimile: (212) 346-9012 Telephone: (212) 346-9008

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THE DEAL AGENT:	WACHOVIA CAPITAL MARKETS, LLC
(f/k/a Wachovia Securities, Inc.)

By:
Name:
Title:
Wachovia Capital Markets, LLC One Wachovia Center, Mail Code: NC0610 301 South College Street Charlotte, North Carolina 28288 Attention: Raj Shah Facsimile: (704) 383-4012 Telephone: (704) 374-6230

SWINGLINE LENDER	WACHOVIA BANK, NATIONAL ASSOCIATION

Commitment: $30,000,000; provided, however, that the sum of the Advances outstanding under the VFCC Note and the Swingline Advances outstanding under the Swingline Note shall not, in the aggregate, exceed the Facility Amount.	By:
Name:
Title:

Wachovia Bank, National Association

One Wachovia Center, Mail Code: NC0610

301 South College Street

Charlotte, North Carolina 28288

Attention: Raj Shah

Facsimile: (704) 383-4012

Telephone: (704) 374-6230

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(VFCC/ACS Funding Trust I)

THE BACKUP SERVICER:	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By.
Name:
Title:

Wells Fargo Bank Minnesota, National Association

Sixth Street and Marquette, MAC: N9311-161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services
                 Asset-Backed Administration

Facsimile: (612) 667-3464

Telephone: (612) 667-8058

THE COLLATERAL CUSTODIAN:	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By:
Name:
Title:

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette, MAC: N9311-161
Minneapolis, Minnesota 55479

Attention: Corporate Trust Services
                 Asset-Backed Administration

Facsimile: (612) 667-3464

Telephone: (612) 667-8058

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Acknowledged and Agreed as of the date above first written.

WACHOVIA BANK, NATIONAL ASSOCIATION, as the Hedge Counterparty

By:
Name:
Title:

Wachovia Bank, National Association One Wachovia Center, Mail Code: NC0610 Charlotte, North Carolina 28288 Attention: Raj Shah Facsimile: (704) 383-4012 Telephone: (704) 374-6230

Amendment No 1 to

Amended and Restated LFSA

(VFCC/ACS Funding Trust I)